SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 14, 2002
                                 ---------------
                                 Date of report
                        (Date of earliest event reported)


                          THE FURIA ORGANIZATION, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                  ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-13910                                           95-3931129
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


5030 Champion Blvd., G6#-237, Boca Raton, FL.               33496
---------------------------------------------             -----------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (561) 241-4713
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                    P.O. Box 795517 Dallas, Texas 75379-5517
                    ----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors of The Furia Organization, Inc., ("Furia") considers and determines the selection of Furia's independent public accountants. Furia's Board of Directors decided on August 12, 2002 to no longer engage Weinberg & Company, P.A.("WC") as Furia's independent public accountants and Furia engaged Harvey Weingard, C.P.A.to serve as Furia's independent public accountant for the fiscal years ended June 30, 1998, 1999, 2000, 2001 and 2002. WC'S reports dated March 9,1998 on Furia's consolidated financial statements for the years ended June 30, 1997, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Furia's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with WC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to WC's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Furia's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. Furia has asked WC to review this disclosure and has provided them the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the disclosure. During Furia's two most recent fiscal years and through the date of this 8K and the engagement of the new accountant, Furia did not consult Harvey Weingard, C.P.A. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Furia's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit.

                  16.1 Letter dated August 14, 2002, from Weinberg & Company, P.A. addressed to the Registrant.

                  16.2 Letter dated August 16, 2002, from Weinberg & Company, P.A. to the Securities and Exchange Commission regarding agreement with Item 4.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  The Furia Organization, Inc.



Date:  August 26, 2002                            By:   /s/ Martin Cohen
                                                      --------------------------
                                                       Martin Cohen President